LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 9, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

PERMAL ALTERNATIVE CORE FUND

EACH DATED MAY 1, 2014

At its meeting on April 30-May 1, 2014, the Board of Trustees of the Trust (the “Board”) approved a new subadvisory agreement between Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and Permal Asset Management LLC (“Permal”) with respect to the fund, whereby Permal will assume responsibility for the duties previously carried out by Legg Mason Global Asset Allocation, LLC (“LMGAA”), to be effective July 1, 2014. Permal is currently the principal subadviser to the Fund. Effective July 1, 2014, the subadvisory agreement between LMPFA and LMGAA with respect to the fund will be terminated.

Effective July 1, 2014, the sections of the Summary Prospectus and the Prospectus titled “Management — Subadvisers” are replaced with the following text:

Subadviser: Permal Asset Management LLC (“Permal”)

Effective July 1, 2014, the section of the Prospectus titled “More on portfolio management” is replaced with the following:

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2013, LMPFA’s total assets under management were approximately $225.4 billion.

Permal Asset Management LLC (“Permal”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. Permal, with offices at 900 Third Avenue, New York, New York 10022, with approximately $15 billion in assets under management as of December 31, 2013, is a member of The Permal Group and is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a subsidiary of Legg Mason. The Permal Group is one of the largest fund-of-funds investment management firms in the world with approximately $20.0 billion in assets under management as of December 31, 2013. Permal provides day-to-day portfolio management with respect to the fund’s assets, including the allocation among asset classes and the determination of the fund’s allocation to particular underlying funds.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard., Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $451.6 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $679.5 billion.

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Please retain this supplement for future reference.

PRML016493

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